UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          August 8, 2002
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                             -----------------------
                             Commission File Number


                                      Ohio
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
                ------------------------------------------------
                      (I.R.S. Employer Identification No.)



                                138 Putnam Street
                                   PO Box 738
                                 Marietta, Ohio
                   -------------------------------------------
                     (Address of principal executive office)


                                      45750
                            ------------------------
                                   (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3



Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         The Board of Directors of Peoples Bancorp Inc. (Nasdaq: PEBO) today declared a quarterly dividend of $0.15 per share. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

           EXHIBIT NUMBER               DESCRIPTION
           --------------               ----------------
                 99                     News Release issued August 8, 2002

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Regulation FD Disclosure
         Not applicable.
..

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  August 8, 2002                 PEOPLES BANCORP INC.
                                      --------------------
                                      Registrant



                             By:      ROBERT E. EVANS
                                      -------------------------------------
                                      Robert E. Evans
                                      President and Chief Executive Officer




                                INDEX TO EXHIBITS

Exhibit Number           Description                       Page
--------------           ----------------------------      ----
99                       News Release issued 08/08/02        4